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                                       FORM 8-K


                          Securities and Exchange Commission
                               Washington, D.C.  20549



                                    CURRENT REPORT


                        Pursuant to Section 13 or 15(d) of the
                           Securities Exchange Act of 1934


    Date of Report (date of earliest event reported): February 29, 1996


                              Surety Capital Corporation
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                (exact name of registrant as specified in its charter)



    Delaware                      33-1983                           75-2065607
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(State or other              (Commission File Number)             (IRS Employer
jurisdiction of                                                   Identification
incorporation)                                                        Number)



               1845 Precinct Line Road, Suite 100, Hurst, Texas  76054
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                       (address of principal executive offices)



Registrant's telephone number, including area code:  817-498-8154



                                    Not applicable
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            (Former name or former address, if changed since last report)


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 ITEM 2.  ACQUISITION OF ASSETS

GENERAL

    Effective February 29, 1996, Surety Capital Corporation ("Surety") acquired First Midlothian Corporation, a Texas bank holding company located in Midlothian, Texas ("First Midlothian"), and its wholly-owned subsidiary, First National Bank, a national banking association located in Midlothian, Texas ("First National Bank").

    Surety, Surety's subsidiary, Surety Bank, National Association ("Surety Bank"), First Midlothian, First National Bank, and certain persons individually and as directors of First National Bank and First Midlothian (the "Directors") entered into (i) that certain Reorganization Agreement dated October 17, 1995, as amended by Amendments Number One and Two to Reorganization Agreement dated January 16, 1996 and February 29, 1996, respectively (the "Reorganization Agreement"), (ii) that certain Agreement to Merge SCC Acquisition, Inc. With and Into First Midlothian Under the Charter of First Midlothian and Under the Title of First Midlothian Corporation, as amended by Amendment Number One dated February 29, 1996, providing for the merger of SCC Acquisition, Inc., a Texas corporation ("SCC"), with and into First Midlothian, and (iii) that certain Agreement to Consolidate First National Bank and Surety Bank Under the Charter of Surety Bank and Under the Title "Surety Bank, National Association" dated January 16, 1996, providing for the consolidation of First National Bank and Surety Bank.

THE MERGER

    On February 29, 1996 (the "Effective Date"), SCC (a recently formed operating subsidiary of Surety Bank) was merged with and into First Midlothian, with the shareholders of First Midlothian receiving cash in exchange for their shares of common stock of First Midlothian (the "Merger"). Pursuant to the Merger, Surety Bank paid a total of $6,595,707, of which $5,976,000 was paid to the former shareholders of First Midlothian in exchange for their shares of common stock of First Midlothian and $619,707 was applied to the repayment in full of certain outstanding debentures of First Midlothian. The purchase price paid by Surety pursuant to the Merger was approximately one hundred fifty percent (150%) of the book value of First National Bank as of the Effective Date.

THE CONSOLIDATION

    On February 29, 1996, immediately following the consummation of the Merger, Surety Bank and First National Bank were consolidated under the charter of Surety Bank and under the title of "Surety Bank, National Association" (the "Consolidation").

    In connection with the Consolidation, all of the assets of First National Bank were transferred and conveyed to Surety Bank and Surety Bank assumed all of the liabilities of First National


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Bank.  Surety Bank continues to conduct its business as a national banking association, from its new main banking office located in Midlothian, Texas and from its existing established branches located at 1845 Precinct Line Road, Suite 100, Hurst, Texas 76054; at U.S. Highway 287, Chester, Texas 75936; at U.S. Highway 69, Wells, Texas 75976; at Broadway and Main Streets, Kennard, Texas 75847; at 2500 Highway 82 East, Whitesboro, Texas 76273; and at 104 North Elm, Waxahachie, Texas 75165; and at its former main banking office located at 600 S. First, Lufkin, Texas 75901.

    Surety financed the acquisition through an $8,000,000 firmly underwritten public offering of its shares of common stock which closed in late February 1996. Upon completion of the public offering, Surety made a capital contribution in the amount of $4,000,000 to Surety Bank to enable Surety Bank to consummate the acquisition.

    There are no material relationships between the parties to the acquisition or any of their respective affiliates, other than Jim Rodgers, former president of First National Bank, who is serving as a branch manager of Surety Bank.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)  Financial Statements

         Audited financial statements of the acquired bank, if determined to be required by Rule 3-05 of Regulation S-X, will be filed within sixty
         (60) days.

    (b) Pro forma financial statements and applicable industry 3 guide disclosures will be filed within sixty (60) days.

    (c)  Exhibits

         The following exhibits are included with this Form 8-K in accordance with the provisions of Item 601 of Regulation S-K:

         2.01 Reorganization Agreement by and between First Midlothian Corporation; First National Bank; certain individual shareholders and directors of First Midlothian Corporation and First National Bank; Surety Bank, National Association; and Surety Capital Corporation, dated October 17, 1995 (incorporated herein by reference to Exhibit 2.05 to Registration Statement No. 33-64789 on Form S-1)

         2.02 Amendment Number One to Reorganization Agreement, dated January 16, 1996 *

         2.03 Amendment Number Two to Reorganization Agreement, dated February 29, 1996 *


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         2.04 Agreement to Merge SCC Acquisition, Inc. with and into First
              Midlothian Corporation Under the Charter of First Midlothian Corporation and Under the Title of First Midlothian Corporation between First Midlothian Corporation and SCC Acquisition, Inc., and joined in by Surety Bank, National Association and the directors of First Midlothian Corporation and First National Bank, dated October 17, 1995 (incorporated herein by reference to Exhibit 2.06 to Registration Statement No. 33-64789 on Form S-1)

         2.05 Amendment Number One to Agreement to Merge SCC Acquisition, Inc. with and into First Midlothian Corporation Under the Charter of First Midlothian Corporation and Under the Title of First Midlothian Corporation, dated February 29, 1996 *

         2.06 Agreement to Consolidate First National Bank and Surety Bank, National Association under the Charter of Surety Bank, National Association and Under the Title of Surety Bank, National Association between Surety Bank, National Association and First National Bank, and joined in by SCC Acquisition, Inc. and Surety Capital Corporation, dated January 16, 1996 (incorporated herein by reference to Exhibit 2.07 to Registration Statement No. 33-64789 on Form S-1)

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         *    Filed herewith.



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                                      SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  SURETY CAPITAL CORPORATION



DATE:  March 14, 1996             /s/ Bobby W. Hackler
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                                  Bobby W. Hackler, Vice President